                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 1999 included in this Form 10-K, into Bright Horizons Family Solutions, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-60023).



                                                  /s/ Arthur Andersen LLP


Nashville, Tennessee
March 30, 1999